Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES- OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ImmuCell Corporation (the “Company”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Olivier te Boekhorst

Paul Olivier te Boekhorst

President and Chief Executive Officer

November 12, 2026

A signed original of this written statement required by Section 906 has been provided to ImmuCell Corporation and will be retained by ImmuCell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.